Exhibit 99.1

Newmont Announces the Settlement of the Exchange Offers and Consent Solicitations

DENVER – (BUSINESS WIRE) – Newmont Corporation (Newmont or the Company) announced the settlement of the previously announced offers to exchange (the “Exchange Offers”) by Newmont and Newcrest Finance Pty Limited, a wholly owned subsidiary of Newmont (“Newcrest Finance” and, together with Newmont, the “Issuers”) for any and all of the (i) 3.250% Notes due 2030 issued by Newcrest Finance (the “Existing Newcrest 2030 Notes”) for up to an aggregate principal amount of $650.0 million new 3.250% Notes due 2030 issued by the Issuers (the “New Newmont 2030 Notes”) and cash, (ii) 5.75% Notes due 2041 issued by Newcrest Finance (the “Existing Newcrest 2041 Notes”) for up to an aggregate principal amount of $500.0 million new 5.75% Notes due 2041 issued by the Issuers (the “New Newmont 2041 Notes”) and cash and (iii) 4.200% Notes due 2050 issued by Newcrest Finance (the “Existing Newcrest 2050 Notes” and, collectively with the Existing Newcrest 2030 Notes and the Existing Newcrest 2041 Notes, the “Existing Newcrest Notes”) for up to an aggregate principal amount of $500.0 million new 4.200% Notes due 2050 issued by the Issuers (the “New Newmont 2050 Notes” and, collectively with the New Newmont 2030 Notes and the New Newmont 2041 Notes, the “New Newmont Notes”) and cash, and the related solicitation of consents (the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing Newcrest Notes. The Exchange Offers and the Consent Solicitations expired at 5:00 p.m., Eastern Standard Time, on December 26, 2023.

The Exchange Offers and Consent Solicitations were made in connection with Newmont’s business combination transaction with Newcrest Mining Limited (“Newcrest”), pursuant to which Newmont acquired all of the issued and outstanding ordinary shares of Newcrest. Newmont’s acquisition of Newcrest closed on November 6, 2023.

Pursuant to the Exchange Offers, the Issuers issued (i) $624,639,000 in aggregate principal amount of the New Newmont 2030 Notes, (ii) $459,939,000 in aggregate principal amount of the New Newmont 2041 Notes and (iii) $486,128,000 in aggregate principal amount of the New Newmont 2050 Notes.

The New Newmont Notes have not been registered under the Securities Act or any state or foreign securities laws. Therefore, the New Newmont Notes may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or applicable foreign securities laws.

In connection with the issuance of the New Newmont Notes, Newmont entered into the registration rights agreement, dated as of December 28, 2023, by and among Newmont and each of BMO Capital Markets Corp. and Goldman Sachs & Co. LLC, as dealer managers, pursuant to which Newmont agreed to use its commercially reasonable efforts (i) to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the New Newmont Notes of each series for exchange notes of the same series, which will have terms identical in all material respects to such New Newmont Notes, except that the exchange notes will not contain transfer restrictions, (ii) to keep such exchange offer registration statement effective until the closing of the Exchange Offers and (iii) subject to certain limitations, to cause the Exchange Offers to be consummated not later than December 28, 2024.

BMO Capital Markets and Goldman Sachs & Co. LLC served as dealer managers on this transaction. BMO Capital Markets can be contacted at 151 West 42nd Street, 32nd Floor, New York, New York 10036, attention: Liability Management, email: LiabilityManagement@bmo.com and Goldman Sachs & Co. LLC can be contacted at 200 West Street, New York, New York 10282-2198, attention: Liability Management Group, facsimile: (646) 769-7607. D.F. King & Co., Inc. served as the exchange agent and information agent on this transaction and can be contacted at 48 Wall Street, 22nd Floor
New York, NY 10005, email: newmont@dfking.com, banks and brokers call collect: (212) 269-5550, all others, call toll free: (800) 713-9960.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, purchase or sale would be unlawful. The Exchange Offers and the Consent Solicitations were made solely pursuant to the Offering Memorandum and Consent Solicitation Statement, dated November 27, 2023, and only to such persons and in such jurisdictions as is permitted under applicable law.

About Newmont

Newmont is the world’s leading gold company and a producer of copper, zinc, lead, and silver. The Company’s world-class portfolio of assets, prospects and talent is anchored in favorable mining jurisdictions in Africa, Australia, Latin America & Caribbean, North America, and Papua New Guinea. Newmont is the only gold producer listed in the S&P 500 Index and is widely recognized for its principled environmental, social, and governance practices. The Company is an industry leader in value creation, supported by robust safety standards, superior execution, and technical expertise. Newmont was founded in 1921 and has been publicly traded since 1925.

Media Contact

Jennifer Pakradooni
+1.720.236.8170
jennifer.pakradooni@newmont.com

Investor Contact

Daniel Horton

+1.303.837.5468

daniel.horton@newmont.com

Cautionary Statement Regarding Forward-Looking Statements

This news release contains “forward-looking statements,” which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Australian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “pending” or “potential.” Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of operations and projects being consistent with current expectations and mine plans; (iii) political developments in any jurisdiction in which Newmont operates being consistent with its current expectations; (iv) certain exchange rate assumptions; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies; (vii) the accuracy of current mineral reserve and mineralized material estimates; (viii) other planning assumptions; and (ix) the timely satisfaction of customary closing conditions to the Exchange Offers and the Consent Solicitations. For a more detailed discussion of such risks, see Newmont’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023, as updated by the current report on Form 8-K, filed with the SEC on July 20, 2023, as well as Newmont’s other SEC filings, under the heading “Risk Factors”, and other factors identified in Newmont’s reports filed with the SEC, available on the SEC website or www.newmont.com. Newmont does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.